UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2012

MAJESCO ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51128 (Commission File Number)	06-1529524 (IRS Employer Identification No.)

160 Raritan Center Parkway,

Edison, New Jersey 08837

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (732) 225-8910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of the stockholders (the “Annual Meeting”) of Majesco Entertainment Company (the “Company”) was held on April 18, 2012.

(b) The agenda items for the Annual Meeting are shown below along with the vote of the Company’s common stock with respect to such agenda items.

1.	Election of two Class I members to the Company’s Board of Directors:

	Votes For	Votes Withheld	Broker Non-Votes
Jesse Sutton	6,636,464	105,987	14,978,723
Louis Lipschitz	6,607,032	135,419	14,978,723

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors, for a term expiring at the annual meeting of stockholders in 2015 and until their respective successors have been duly elected and qualified.

2.	Approval of an amendment to the Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the number of shares available for issuance thereunder in the amount of 3,800,000 shares:

Votes For	Votes Against	Abstain	Broker Non-Votes
6,080,064	618,104	44,282	14,978,724

Based on the votes set forth above, the proposal to amend the Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the number of shares available for issuance thereunder in the amount of 3,800,000 shares received the affirmative vote of a majority of the voting shares and, accordingly, has been approved. The full text of the Amended and Restated 2004 Employee, Director and Consultant Incentive Plan is attached hereto as Exhibit 10.1

3.	Advisory vote as to whether the stockholders approve the compensation of the Company’s named executive officers (Say-on-Pay):

Votes For	Votes Against	Abstain	Broker Non-Votes
6,319,563	389,419	33,468	14,978,724

Based on the votes set forth above, the proposal for the advisory vote to indicate whether the stockholders approve the compensation paid to the Company’s named executive officers has received more votes in favor of the proposal than votes cast against the proposal and, accordingly, the stockholders have advised the Company that they approve of the compensation paid to the Company’s named executive officers.

4.	Advisory vote to indicate whether the stockholders prefer a vote to advise the Company on the compensation of its named executive officers every year, every two years, or every three years (Say-on-Pay Frequency):

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
5,550,996	95,887	1,055,890	39,678	14,978,723

Based on the votes set forth above, the proposal for the advisory vote to indicate whether the stockholders prefer a vote to advise the Company on the compensation paid to its named executive officers every year, every two years, or every three years has received the highest number of votes for the frequency “every year” of the voting shares and, accordingly, the stockholders have advised that they approve of the frequency of such advisory vote every year. In light of the vote of the stockholders on this proposal, the Company has determined to hold future advisory stockholder votes on the compensation of its named executive officers every year until the next required stockholder vote on the frequency of such votes is held or until the Company’s Board of Directors otherwise determines that a different frequency for such advisory stockholder votes is in the best interests of the Company’s stockholders.

5.	Ratification of the appointment of EisnerAmper LLP as the Company’s independent public accountant for the fiscal year ending October 31, 2012:

Votes For	Votes Against	Abstain
20,997,362	346,052	377,760

Based on the votes set forth above, the appointment of EisnerAmper LLP as the Company’s independent public accountant for the fiscal year ending October 31, 2012 received the affirmative vote of a majority of the voting shares and, accordingly, was duly ratified by the stockholders.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Description

10.1	Amended and Restated 2004 Employee, Director and Consultant Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJESCO ENTERTAINMENT COMPANY

Dated: April 24, 2012	/s/ Jesse Sutton
Jesse Sutton
Chief Executive Officer

EXHIBIT INDEX

Exhibit No	Description

10.1	Amended and Restated 2004 Employee, Director and Consultant Incentive Plan